SUPPLEMENT TO THE
FIDELITY U.S. EQUITY INDEX PORTFOLIO PROSPECTUS
DATED APRIL 19, 1996
   Effective September 30, 1996, the following information replaces the similar information in the "Selling Shares in Writing" discussion in the "How to Sell Shares" section on page P-14 of the fund's prospectus.
Mail your letter to the following address:
     Fidelity Investments
  P.O. Box 770002
  Cincinnati, OH 45277-0081